Exhibit 99.1

Atlas Technical Consultants Completes Acquisition of Alta Vista

Completed acquisition strengthens transportation testing, inspection and engineering capabilities in key West Coast and Northeast markets

Austin, TX (September 29, 2020) – Atlas Technical Consultants, Inc. (Nasdaq: ATCX) (“Atlas” or the “Company”), a leading provider of professional testing, inspection, engineering, program management and consulting services, announced today that it closed on its previously-announced acquisition of Alta Vista Solutions (“Alta Vista”), a key provider of transportation-related testing and inspection services. Headquartered in Oakland, California, Alta Vista provides a broad array of construction engineering, materials testing, inspection, quality management, asset management and infrastructure services.

L. Joe Boyer, Atlas’ Chief Executive Officer, said, “We are extremely pleased to be able to announce the consummation of this acquisition which further bolsters our Company’s ability to self-perform more work and enhance our focus on transportation services in two key markets. We welcome the clients and employees of Alta Vista and look forward to continuing to make the Atlas story one that we are proud of.”

Patrick Lowry, P.E., President of Alta Vista, stated, “We at Alta Vista are pleased and excited about becoming a part of Atlas and having the advantage of their size, scale and diverse array of services to offer our clients. We look forward to leveraging our combined strengths as we unify with Atlas to grow and develop as a leader in our Industry.”

Mazen Wahbeh, Ph.D., P.E., Executive Chairman of Alta Vista, added, “Not only are we excited about joining the Atlas family for the advantages it brings to our business efforts, but also the combination of our professionals who are unwavering in their commitment to provide the highest quality service to all our clients.”

The terms of the acquisition were not disclosed.

About Atlas Technical Consultants

Headquartered in Austin, Texas, Atlas is a leading provider of professional testing, inspection engineering and consulting services under the name Atlas Technical Consultants, offering solutions to public and private sector clients in the transportation, commercial, water, government, education and industrial markets. With more than 100 offices in 40 states and 3,300+ employees, Atlas provides a broad range of mission-critical technical services, helping clients test, inspect, certify, plan, design and manage a wide variety of projects across diverse end markets. For more information, go to https://www.oneatlas.com.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this press release in relation to Atlas has been provided by Atlas and its management team, and forward-looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us and are based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (1) the effect, impact, potential duration or other implications of the COVID-19 pandemic and any expectations we may have with respect thereto; (2) the risk that our actual results may differ from the guidance we have provided; (3) the ability to recognize the anticipated benefits of our past acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (4) changes adversely affecting the business in which we are engaged; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein.

Contacts:

Media

Karlene Barron

770-314-5270

karlene.barron@oneatlas.com

Investor Relations

512-851-1507

ir@oneatlas.com